UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

OLD DOMINION ELECTRIC COOPERATIVE

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Dominion Boulevard Glen Allen, Virginia		23060
(Address of Principal Executive Offices)		(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 9, 2024, John C. Lee, Jr. resigned from the board of directors of Old Dominion Electric Cooperative ("ODEC"), effective as of that date.

(c) On February 6, 2024, our board of directors appointed John C. Lee, Jr. as President and CEO of ODEC. Mr. Lee served as Interim President and CEO of ODEC from September 8, 2023, to February 6, 2024. He was an employee of ODEC from 1992 to 2007, and previously served as Vice President of Member and External Relations of ODEC. In 2007, Mr. Lee left ODEC to become the President and CEO of Mecklenburg Electric Cooperative, one of our member distribution cooperatives. As during his tenure as Interim President and CEO, Mr. Lee will remain an officer and employee of Mecklenburg Electric Cooperative and he will be a consultant to ODEC.

(e) On February 9, 2024, ODEC entered into a consulting services agreement with Mr. Lee, which became effective as of February 6, 2024.

The consulting services agreement is for a term beginning February 6, 2024, through December 31, 2025. If the agreement is terminated by ODEC without cause, Mr. Lee will receive a lump sum payment equal to the remaining unpaid amount through December 31, 2025. The agreement provides that he will receive monthly compensation of $125,000; reimbursement of all reasonable expenses incurred on ODEC's behalf; an automobile allowance of $1,500 per month; and a housing allowance in a reasonable amount for a short-term rental of furnished executive housing. Mr. Lee will be an independent contractor of ODEC and will not be eligible to participate in any benefit plans available to employees of ODEC. Mr. Lee will be solely responsible for all federal, state, and local taxes relating to amounts paid to him under the agreement.

Under the agreement, Mr. Lee or ODEC may terminate the agreement upon determination that a material conflict of interest exists. The prior consulting services agreement between Mr. Lee and ODEC was terminated and superseded by this agreement.

A copy of the consulting services agreement is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The Exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Consulting services agreement effective as of February 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: February 12, 2024	/s/ Bryan S. Rogers
Bryan S. Rogers
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)